Exhibit 99.1

April 26, 2023

For immediate release

CALIFORNIA WATER SERVICE GROUP BOARD OF DIRECTORS DECLARES

313TH CONSECUTIVE QUARTERLY DIVIDEND

SAN JOSE, Calif. – At its meeting today, the California Water Service Group (NYSE: CWT) Board of Directors declared the company's 313th consecutive quarterly dividend in the amount of $0.26 per common share. It will be payable on May 19, 2023 to stockholders of record on May 8, 2023.

California Water Service Group is the parent company of regulated utilities California Water Service, Hawaii Water Service, New Mexico Water Service, and Washington Water Service, as well as Texas Water Service, a utility holding company. Together, these companies provide regulated and non-regulated water and wastewater service to more than 2.1 million people in California, Hawaii, New Mexico, Washington, and Texas. California Water Service Group’s common stock trades on the New York Stock Exchange under the symbol “CWT.” Additional information is available online at www.calwatergroup.com.

This news release contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The forward-looking statements are intended to qualify under provisions of the federal securities laws for "safe harbor" treatment established by the PSLRA. Forward-looking statements in this news release are based on currently available information, expectations, estimates, assumptions and projections, and management's beliefs, assumptions, judgments and expectations about the Company, the water utility industry and general economic conditions. These statements are not statements of historical fact. When used in our documents, statements that are not historical in nature, including words like will, would, expects, intends, plans, believes, may, estimates, assumes, anticipates, projects, progress, predicts, hopes, targets, forecasts or variations of such words or similar expressions are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance. They are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks. Consequently, actual results may vary materially from what is contained in a forward-looking statement. Factors that may cause actual results to be different than those expected or anticipated include, but are not limited to: the impact of the ongoing COVID-19 pandemic and related public health measures; our ability to invest or apply the proceeds from the issuance of common stock in an accretive manner; governmental and regulatory commissions' decisions, including decisions on proper disposition of property; consequences of eminent domain actions relating to our water systems; changes in regulatory commissions' policies and procedures, such as the CPUC’s decision in 2020 to preclude companies from proposing fully decoupled WRAMs in their next GRC filing (which impacted our 2021 GRC filing related to our operations commencing in 2023); the outcome and timeliness of regulatory commissions' actions concerning rate relief and other matters, including with respect to our 2021 GRC filing and our Cost of Capital filing; increased risk of inverse condemnation losses as a result of climate change and drought; our ability to renew leases to operate water systems owned by others on beneficial terms; changes in California State Water Resources Control Board water quality standards; changes in environmental compliance and water quality requirements; electric power interruptions, especially as a result of Public Safety Power Shutoff (PSPS) programs ; housing and customer growth; the impact of opposition to rate increases; our ability to recover costs; availability of water supplies; issues with the implementation, maintenance or security of our information technology systems; civil disturbances or terrorist threats or acts; the adequacy of our efforts to mitigate physical and cyber security risks and threats; the ability of our enterprise risk management processes to identify or address risks adequately; labor relations matters as we negotiate with the unions; changes in customer water use patterns and the effects of conservation, including as a result of drought conditions; our ability to complete, in a timely manner or at all, successfully integrate and achieve anticipated benefits from announced acquisitions; the impact of weather, climate change, natural disasters, and actual or threatened public health emergencies, including disease outbreaks, on our operations, water quality, water availability, water sales and operating results and the adequacy of our emergency preparedness; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends; risks associated with expanding our business and operations geographically; the impact of stagnating or worsening business and economic conditions, including inflationary pressures, general economic slowdown or a recession, increasing interest rates, and changes in monetary policy; the impact of market conditions and volatility on unrealized gains or losses on our non-qualified benefit plan investments and our operating results; the impact of weather and timing of meter reads on our accrued unbilled revenue; and other risks and unforeseen events described in our SEC filings. When considering forward-looking statements, you should keep in mind the cautionary statements included in this paragraph, as well as the Annual 10-K, Quarterly 10-Q, and other reports filed from time-to-time with the Securities and Exchange Commission (SEC). We are not under any obligation, and we expressly disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

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Contact

Tom Smegal

408-367-8200 (analysts)

Shannon Dean

408-367-8243 (media)